U.S. SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


                Date of Report: January 14, 1998


                    ZABA INTERNATIONAL, INC.
                    ------------------------
      (Exact name of registrant as specified in its charter)


                           COLORADO
                           --------
         (State or other jurisdiction of incorporation)


     000-21099                                    84-112830
     ---------                                    ---------
(Commission File No.)                           (IRS Employer
                                             Identification No.)

     2963 Glen Drive
       Suite 308
Coquitlam, British Columbia, Canada                V3B 2P7
-----------------------------------                -------
(Address of principal executive offices)          (Zip code)

Registrant's telephone number, including area code: (604) 607-8827
                                                    --------------










                        Page One of Six Pages

Item 2.  Acquisition and Disposition of Assets.

     The Company holds an option to purchase all of the issued and outstanding securities of three (3) Canadian companies, including Sweeprite Mfg. Inc. ("Sweeprite"), Rite Way Mfg. Co. Ltd. ("Rite Way") and Patchrite Inc. ("Patchrite"), all Saskatchewan corporations. These companies are engaged in the businesses of manufacturing, distribution and marketing of tillage and seeding agricultural equipment (Rite Way), street sweepers (Sweeprite) and asphalt surface pothole patchers (Patchrite) (hereinafter jointly referred to as the "Sweeprite Companies"). The option was due to expire on December 31, 1997. However, the parties to the option have agreed to extend the term of such option until January 31, 1998.

Item 7(c).  Exhibits.

     Number         Exhibit
     ------         -------
      2.2           Letter Agreement Amending the Option Agreement
                    between the Company and the Sweeprite
                    Companies.



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
                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ZABA INTERNATIONAL, INC.



                                   By:/s/ Robert Zaba
                                      ---------------------------
                                      Robert Zaba, President


Dated:  January 14, 1998


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










                    ZABA INTERNATIONAL, INC.
                    ------------------------

                          EXHIBIT 2.1
                    ------------------------

               AMENDMENT NO. 1 TO OPTION AGREEMENT
                    ------------------------










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
                                              Miami, Florida  33131
                                              Telephone 596-2400
Select Capital Advisors, Inc.                 Facsimile 596-2420
An International Financial Services Holding Company



December 22, 1997

Mr. Dave Rambaran
Zaba International, Inc.
VIA: FACSIMILE
TEL NO: (604)944 9829


Dear Dave:

Pursuant to our conversation of Friday of last week, please let this letter stand as an overall summary of the status of the closing of the Zaba International purchase.

We are suggesting that the parties agree to the following amendments to their overall purchase agreement:

1. The closing be extended to no later than January 31, 1998 with a projected closing date of January 15, 1998.

2. The purchaser will be granted one additional extension of thirty days if, and only if, the purchaser places $250,000 in escrow as a forfeitable deposit. This deposit shall be in place no later than January 31, 1998.

3. The funding at the closing shall be sufficient to repay National Bank of Canada, its outstanding loan amount, plus pay a minimum of $1.5 million (CDN) to the seller.

4. The remaining amount of the purchase price (presently estimated to be between $1 million CDN an $1.5 million
     CDN, will be evidenced in a short form promissory note, which will be secured by 100% of the stock of Zaba. This short term note will be due on or before 60 days from the date of closing.













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



This revised structure will allow us to complete the closing in a timely manner, and to assure that the company has enough working capital to be able to execute its business plan.

If this letter meets with your approval, please indicate in the space provided below.

Sincerely,

s/Ronald G. Williams

Ronald G. Williams
Chairman of the Board

AGREED AND ACCEPTED to this 22nd day of December, 1997.

ZABA INTERNATIONAL

By: s/Dave Rambaran
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